Dreyfus
Strategic Income
Fund
Semi-Annual
Report

April 30, 1998

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Strategic Income Fund. For the six-month period ended April 30, 1998, your Fund produced a total return, including share price changes and interest income, of 6.28%.* Income dividends paid from net investment income during the period amounted to approximately $0.510 per share, representing an annualized distribution rate per share of 6.74%.**

THE ECONOMY

   The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended March 31, 1998, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new-home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

MARKET ENVIRONMENT AND PORTFOLIO FOCUS

   Market interest rates have moved in a relatively narrow range over the past six months. Ten-year U.S. Treasury rates have traded in a 28 basis-point range from a peak of 5.96% in late 1997 to a low of 5.68% in January 1998. We have adjusted the Fund's duration several times during this period, at times being modestly longer than the benchmark Merrill Lynch Domestic Master Index,*** and at times modestly shorter. On balance, these adjustments have had a positive impact on portfolio performance.

   In late 1997 we reduced exposure to both corporate and mortgage securities and purchased U.S. Treasuries as a substitute. During the first few months of 1998 we reversed this strategy, selling Treasuries and increasing exposure to Corporates and Mortgages. This strategy served the Fund well as spreads generally widened during the period in which we favored Treasuries due to stock market volatility and concerns over corporate profits and the Asian Crisis. As these concerns have subsided, spreads have subsequently narrowed. We are currently underweighted in U.S. Treasuries versus the benchmark, believing that the best opportunities exist in other areas of the fixed income market.

   The greatest sector emphasis in the Fund currently is on commercial mortgages, residential mortgages, and banking and energy-related corporate bonds. These are sectors that have performed well during that past year and we are maintaining these positions in anticipation of further positive performance. We have also benefited from investments in several convertible bonds such as Quantum, Ecostar Communications, and Rite Aid. Our consistent underrepresentation in the Agency Mortgage sector has begun to benefit fund performance recently. These securities have begun prepaying at rapid rates as homeowners are refinancing their mortgages in this low rate environment. Investments in Yankee issues of Sumitomo Bancorp and Industrial Bank of Japan have held back performance as the weakness in the Japanese economy has continued. We believe recent government policies are likely to strengthen the Japanese economy and the banking sector, although at a slower rate than we originally anticipated.

   As always, we remain focused on the Fund's investment objective to maximize current income. We will be monitoring all areas of the fixed income markets for superior risk/reward relationships to capitalize on in the Fund. It is both an honor and a pleasure to be managing your investments.

                                    Very truly yours,

                                    /s/ Kevin M. McClintock

                                    Kevin M. McClintock
                                    Head of Taxable Fixed Income

May 18, 1998
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

*** The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark composed of U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

                                                                                            Principal
Bonds and Notes--99.0%                                                                        Amount               Value
-------------------------------------------------------------------------------            ------------         ------------
                 Airlines--2.4%   America West Airlines Pass-Through Trust,
                                    Pass-Through Ctfs.,
                                    Ser. 1997-1, Cl. C, 7.53%, 2004............            $  6,837,201         $  6,991,449
                                                                                                                ------------

             Asset-Backed--2.0%   Nomura Asset Securities,
                                    Multiclass Pass-Through Ctfs.,
                                    Ser. 1998-D6, Cl. A4, 7.349%, 2028.........               6,000,000            5,939,063
                                                                                                                ------------

                  Banking--8.5%   Colonial Bancgroup,
                                    Gtd. Capital Securities, 8.92%, 2027.......               9,000,000            9,741,258
                                  IBJ Preferred Capital, L.L.C.,
                                    Preferred Securities, Ser. A, 8.79%, 2049..               9,000,000 (a)        8,548,443
                                  Sumitomo Bancorp,
                                    Preferred Securities, Ser. A, 9.40%, 2049..               6,500,000 (a)        6,610,364
                                                                                                                ------------
                                                                                                                  24,900,065
                                                                                                                ------------

             Broadcasting--1.5%   Scandinavian Broadcasting System SA,
                                    Conv. Sub. Deb., 7%, 2004..................               3,650,000 (a)        4,486,471
                                                                                                                ------------

     Commercial Mortgage
                   Backed--7.5%   GS Mortgage Securities II,
                                    Ser. 1997-GL, Cl. G, 7.624%, 2030..........               4,000,000 (b)        4,051,250
                                  277 Park Avenue Finance, Commercial
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1997, Cl. B1, 7.88%, 2007.............               5,000,000 (a)        5,207,813
                                  Structured Asset Securities,
                                    Multiclass Pass-Through Ctfs., REMIC,
                                    Ser. 1996-CFL:
                                      Cl. F, 7.75%, 2028.......................               9,000,000 (a)        8,853,750
                                      Cl. H, 7.75%, 2028.......................               4,750,000 (a)        3,804,453
                                                                                                                ------------
                                                                                                                  21,917,266
                                                                                                                ------------
                   Energy--5.3%   Dual Drilling,
                                    Sr. Sub. Notes, 9.875%, 2004...............               3,000,000            3,210,000
                                  Loews,
                                    Exchangeable Sub. Notes, 3.125%, 2007......               3,500,000 (c)        3,513,125
                                  Louisiana Land & Exploration,
                                    Deb., 7.65%, 2023..........................               5,450,000            5,964,725
                                  Michael Petroleum,
                                    Sr, Notes, 11.50%, 2005....................               3,000,000 (a)        2,977,500
                                                                                                                ------------
                                                                                                                  15,665,350
                                                                                                                ------------

                  Foreign--8.7%   Korea Electric Power,
                                    Deb., 7.75%, 2013..........................               6,500,000            5,615,798
                                  Petroleos Mexicanos,
                                    Gtd. Notes, 8%, 1998.......................               4,500,000 (a)        4,529,250


Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                            Principal
Bonds and Notes (continued)                                                                   Amount               Value
-------------------------------------------------------------------------------            ------------         ------------
           Foreign (continued)   Power Finance, Ltd.,
                                    Notes, 7.50%, 2009.........................            $  5,000,000 (a)     $  4,431,250
                                 Reliance Industries,
                                    Bonds, 10.50%, 2026........................               2,500,000 (d)        2,478,050
                                 Teekay Shipping,
                                    First Preferred Ship Mortgage Notes,
                                    8.32%, 2008................................               8,250,000            8,580,000
                                                                                                                ------------
                                                                                                                  25,634,348
                                                                                                                ------------

   Foreign/Governmental--11.4%    Federative Republic of Brazil,
                                    Global Bonds, 9.375%, 2008.................               2,500,000            2,468,750
                                  Republic of Argentina:
                                    Floating Rate Notes, 9.50%, 2002...........               9,000,000 (b)        8,898,750
                                    (BOTE), Floating Rate Notes,
                                       Ser. 10, 5.6875%, 2000..................               1,544,640 (b)        1,514,792
                                  Republic of Colombia,
                                    Notes, 8.375%, 2027........................               5,000,000            4,621,775
                                  Republic of Costa Rica,
                                    Notes, 8%, 2003............................               2,500,000 (a)        2,521,875
                                  Republic of Kazakhstan:
                                    Notes, 9.25%, 1999.........................               3,500,000 (a)        3,548,125
                                    Sr. Notes, 8.375%, 2002....................               3,000,000 (a)        2,946,600
                                  Republic of Korea,
                                    Bonds, 8.875%, 2008........................               2,500,000            2,458,670
                                  United Mexican States,
                                    Global Bonds, 7%, 2003.....................               4,541,009 (e)        4,461,545
                                                                                                                ------------
                                                                                                                  33,440,882
                                                                                                                ------------

               Industrial--1.8%   Anchor Lamina,
                                    Sr. Sub. Notes, 9.875%, 2008...............               1,025,000 (a)        1,027,563
                                  USA Waste Services,
                                    Conv. Sub. Notes, 4%, 2002.................               3,500,000            4,361,875
                                                                                                                ------------
                                                                                                                   5,389,438
                                                                                                                ------------

               Insurance--3.2%    AFC Capital Trust I,
                                    Gtd. Capital Securities, 8.207%, 2027......               5,000,000            5,573,875
                                  Aetna Industries,
                                    Sr. Notes, 11.875%, 2006...................               3,600,000            3,960,000
                                                                                                                ------------
                                                                                                                   9,533,875
                                                                                                                ------------

          Mining & Metals--1.0%   Inco, Ltd.,
                                    Conv. Deb., 5.75%, 2004....................               3,000,000            2,928,750
                                                                                                                ------------

         Office Equipment--1.1%   Xerox,
                                    Conv. Sub Deb., Zero Coupon, 2003..........               5,300,000 (a,f)      3,180,000
                                                                                                                ------------

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                            Principal
Bonds and Notes (continued)                                                                   Amount               Value
-------------------------------------------------------------------------------            ------------         ------------
                Oil & Gas--1.7%   Apache Finance Pty Ltd.,
                                    Gtd. Notes, 6.50%, 2007....................            $  5,000,000         $  4,937,330
                                                                                                                ------------

   Publishing-Newspapers--1.9%    A.H. Belo,
                                    Sr. Notes, 6.875%, 2002....................               5,500,000            5,633,188
                                                                                                                ------------

              Real Estate--2.7%   Crescent Real Estate Equities, L.P.,
                                    Notes, 6.625%, 2002........................               8,000,000 (a)        7,884,704
                                                                                                                ------------

       Residential
          Mortgage Backed--7.2%   Bear Stearns Mortgage Securities,
                                    Mortgage Pass-Through Ctfs., REMIC, Ser. 1995-1:
                                      Cl. 1B4, 6.475%, 2010....................                 301,040 (a,b)        271,689
                                      Cl. 2B4, 7.40%, 2010.....................                 242,030 (a)          227,584
                                  Chase Mortgage Finance,
                                    Multi-Class Mortgage Pass-Through Ctfs., REMIC,
                                    Ser. 1994-E, Cl. B5, 6.25%, 2010...........                 164,805 (a)          147,501
                                  GE Capital Mortgage Services:
                                    Home Equity Loan Pass-Through Ctfs.,
                                      Ser. 1996-HE4, Cl. B3, 9.355%, 2026......               1,394,573 (a,b)      1,359,273
                                    REMIC Multiclass Pass-Through Ctfs.:
                                      Ser. 1993-11, Cl. B4, 6%, 2008...........                 155,638 (a)          148,100
                                      Ser. 1993-15, Cl. B3, 6%, 2008...........                 431,968 (a)          409,155
                                      Ser. 1994-21, Cl. B4, 6.50%, 2009........                 276,390 (a)          250,133
                                      Ser. 1994-22, Cl. B2, 6%, 2009...........                 174,247              167,931
                                      Ser. 1996-10, Cl. B3, 6.75%, 2011........                 518,444 (a)          503,215
                                      Ser. 1996-12, Cl. B2, 7.25%, 2011........                 808,438 (a)          819,302
                                      Ser. 1996-12, Cl. B3, 7.25%, 2011........                 347,390 (a)          345,110
                                      Ser. 1996-14, Cl. 2B3, 7.25%, 2011.......                 259,179 (a)          251,971
                                      Ser. 1997-13, Cl. B2, 6.75%, 2012........                 991,004              974,009
                                      Ser. 1998-1, Cl. B2, 6.75%, 2013.........                 497,343              488,784
                                  MORSERV,
                                    Sub. Multi-Class Mortgage Pass-Through Ctfs.,
                                    Ser. 1996-1:
                                      Cl. B2, 7%, 2011.........................                 821,722              824,804
                                      Cl. B3, 7%, 2011.........................                 410,861 (a)          404,185
                                  Norwest Asset Securities, Mortgage Pass-Through Ctfs.:
                                    Ser. 1997-15, Cl. B3,  6.75%, 2012.........                 500,503 (a)          472,350
                                    Ser. 1997-17, Cl. B3,  7.25%, 2027.........               1,046,288              975,991
                                    Ser. 1998-2, Cl. B3, 6.50%, 2028...........                 500,189              452,515
                                    Ser. 1998-9, Cl. B4, 6.50%, 2028...........                 826,000 (a)          747,014
                                    Ser. 1998-11, Cl. B3, 6.50%, 2013..........                 751,000              737,046
                                    Ser. 1998-11, Cl. B4, 6.50%, 2013..........                 901,000 (a)          834,614
                                  PNC Mortgage Securities,
                                    Mortgage Pass-Through Ctfs., REMIC, Ser. 1998-2:
                                      Cl. III-B-4, 6.75%, 2013.................                 483,484 (a)          449,640
                                      Cl. III-B-5, 6.75%, 2013.................                 386,787 (a)          309,550
                                      Cl. IV-B-4, 6.75%, 2027..................                 269,234 (a)          246,602
                                      Cl. IV-B-5, 6.75%, 2027..................                 269,234 (a)          188,548


Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                            Principal
Bonds and Notes (continued)                                                                   Amount               Value
-------------------------------------------------------------------------------            ------------         ------------
   Residential
    Mortgage Backed (continued)  Prudential Home Mortgage Securities,
                                    Mortgage Pass-Through Ctfs., REMIC,
                                    Ser. 1996-7:
                                      Cl. B2, 6.75%, 2011......................            $    710,585         $    705,701
                                      Cl. B3, 6.75%, 2011......................               1,845,647 (a)        1,790,855
                                      Cl. B4, 6.75%, 2011......................                 851,130 (a)          762,293
                                 Residential Accredit Loans,
                                    Ser. 1997-QS6, Cl. B1,  7.50%, 2012........                 360,350 (a)          353,594
                                 Residential Funding Mortgage Securities I,
                                    Mortgage Pass-Through Ctfs., REMIC:
                                      Ser. 1997-S19, Cl. B-1, 6.50%, 2012......                 798,431              742,541
                                      Ser. 1997-S19, Cl. B-2, 6.50%, 2012......                 342,156              284,418
                                      Ser. 1997-S21, Cl. B-1, 6.50%, 2012......                 463,076              430,661
                                 Structured Asset Securities,
                                    Mortgage Pass-Through Ctfs.,
                                    REMIC, Ser. Greenpoint 1996-A:
                                      Cl. B-1, 8.441%, 2027....................               1,772,739            1,890,738
                                      Cl. B-2, 8.441%, 2027....................                 709,607              772,975
                                      Cl. B-4, 8.386%, 2027....................                 425,418 (a,b)        415,447
                                                                                                                ------------
                                                                                                                  21,155,839
                                                                                                                ------------

Retail Trade-Drug Stores-- 1.1%   Rite Aid,
                                    Conv. Sub. Notes, 5.25%, 2002..............               3,000,000 (a)        3,382,500
                                                                                                                ------------

               Technology--1.2%   Quantum,
                                    Conv. Sub. Notes, 7%, 2004.................               3,500,000            3,504,375
                                                                                                                ------------

      Telecommunications--1.9%    Comunicacion Celular SA,
                                    Bonds, Zero Coupon, 2000...................               2,500,000 (g)        1,968,750
                                  Microcell Communications,
                                    Sr. Discount Notes, Zero Coupon, 2001......               5,000,000 (g)        3,737,500
                                                                                                                ------------
                                                                                                                   5,706,250
                                                                                                                ------------

           Transportation--2.3%   Golden Ocean Group, Ltd.,
                                    Sr. Notes, 10%, 2001.......................               7,905,000 (a)        6,798,300
                                                                                                                ------------

                Utilities--2.5%   Indiantown Cogeneration,
                                    First Mortgage, Ser. A-10, 9.77%, 2020.....               6,000,000            7,288,566
                                                                                                                ------------

       U.S. Government
               Agencies--17.1%    Federal Home Loan Mortgage,
                                    6.50%, 3/1/2028............................              25,000,000 (h)       24,750,000
                                  Federal National Mortgage Association:
                                    9%, 8/1/2026...............................               5,188,381            5,499,685


Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                            Principal
Bonds and Notes (continued)                                                                   Amount               Value
-------------------------------------------------------------------------------            ------------         ------------
       U.S. Government
          Agencies (continued)   Federal National Mortgage Association (continued):
                                    REMIC Trust,
                                      Pass-Through Ctfs. (Collateralized by FNMA
                                      Pass-Through Ctfs.), (Interest Only):
                                        Ser. 1993-137, Cl. PT, 7%, 6/25/2022...            $  8,410,157 (i)     $  1,991,525
                                        Ser. 1997-40, Cl. PF, 7%, 12/18/2026...              11,000,000 (i)        4,510,990
                                        Ser. 1997-56, Cl. PM, 7%, 6/18/2026....               3,142,293 (i)          904,855
                                 Government National Mortgage Association I:
                                    7.50%, 1/15/2002-7/15/2002.................                 405,511              419,956
                                    9%, 11/15/2017.............................              11,133,137           12,096,822
                                                                                                                ------------
                                                                                                                  50,173,833
                                                                                                                ------------

          U.S. Government--5.0%  U.S. Treasury Bonds,
                                    6.125%, 11/15/2027.........................              14,300,000           14,645,488
                                                                                                                ------------

                                 TOTAL BONDS AND NOTES
                                    (cost $283,932,983)........................                                 $291,117,330
                                                                                                                ============

Equity-Related Securities--11.9%                                                              Shares
--------------------------------------------------------------------------------           ------------

Warrants--.5%

              Broadcasting--.4%  Spanish Broadcasting System....................                  6,250 (a)        1,281,250

                   Foreign--.1%  Comunicacion Celular SA........................                  2,500              175,000

           Transportation--0.0%  Golden Ocean Group, Ltd........................                  5,270 (a)               53
                                                                                                                ------------
                                 Total Warrants................................                                    1,456,303
                                                                                                                ------------

Preferred Stocks--11.4%

                  Banking--2.9%  Sanwa International Finance (Bermuda) Trust,
                                    Cum., $293.66..............................                     385 (a)        8,426,852
                                                                                                                ------------

             Broadcasting--3.7%  Spanish Broadcasting System,
                                    Cum., $142.50..............................                  10,485 (a)       11,009,250
                                                                                                                ------------

         Cable Television--1.6%  Echostar Communications,
                                    Ser. C, Cum. Conv., $3.375.................                  75,000            4,668,750
                                                                                                                ------------

                 Consumer--1.5%  Paxson Communications,
                                    Cum., $125.00..............................                   4,250            4,356,250
                                                                                                                ------------

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Preferred Stocks (continued)                                                                  Shares               Value
-------------------------------------------------------------------------------            ------------         ------------
               Containers--.6%   Sealed Air,
                                    Ser. A, Cum. Conv., $2.00..................                  30,000         $  1,891,875
                                                                                                                ------------

           Transportation--1.1%  Union Pacific Capital Trust,
                                    Cum. Conv., $3.125.........................                  60,000 (a)        3,142,500
                                                                                                                ------------

                                 Total Preferred Stocks........................                                   33,495,477
                                                                                                                ------------

                                 TOTAL EQUITY-RELATED SECURITIES
                                    (cost $33,361,756).........................                                 $ 34,951,780
                                                                                                                ============

Options--.1%                                                                                Contracts
                                                                                            ---------

                 Call Options;   U.S. Treasury Notes, 5.50%, 2/15/2008
                                    April '99 @ $99.125
                                    (cost $250,781)............................                     150         $    230,100
                                                                                                                ============

                                                                                            Principal
Short-Term Investments--.4%                                                                   Amount
-------------------------------------------------------------------------------            ------------

          U.S. Treasury Bills;   4.96%, 7/2/1998
                                    (cost $1,275,995)..........................            $  1,287,000 (j)     $  1,276,266
                                                                                                                ============

TOTAL INVESTMENTS ($318,821,515)...............................................                  111.4%         $327,575,476
                                                                                                =======         ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                  (11.4%)        $(33,425,396)
                                                                                                =======         ============
NET ASSETS.....................................................................                  100.0%         $294,150,080
                                                                                                =======         ============


Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Security exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $116,306,591 or 39.5% of net assets.
(b) Variable rate security - interest rate subject to periodic changes.
(c) Exchangeable into the common stock of Diamond Offshore Drilling.
(d) Reflects date security can be redeemed at holders' option; the stated maturity is 8/6/2046.
(e) Denominated in Canadian Dollars.
(f) Reflects date security can be redeemed at holders' option; the stated maturity is 4/21/2018.
(g) Zero coupon until year shown at which time a stated coupon rate becomes effective.
(h) Purchased on a forward commitment basis.
(i) Notional face amount shown.
(j) Held by the custodian in a segregated account as collateral for open financial futures positions.

                       See notes to financial statements.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Financial Futures                       April 30, 1998 (Unaudited)

                                                                                                     Unrealized
                                                                   Market Value                     Appreciation
                                                                      Covered                      (Depreciation)
Financial Futures Long                               Contracts     by Contracts      Expiration      at 4/30/98
----------------------                              -----------    -------------    ------------    ------------
Canadian Dollars.................................       100         $ 6,996,000       June '98       ($103,000)
U.S. Treasury 5 year Notes.......................       470          51,178,594       June '98         157,813
                                                                                                     ---------
                                                                                                      $ 54,813
                                                                                                     =========
Financial Futures Short
-----------------------
Standard & Poor's 500............................        30            8,394,000      June '98       ($116,900)
U.S. Treasury 10 year Notes......................        15            1,684,688      June '98           1,406
U.S. Treasury 30 year Bonds......................       140           16,830,625      June '98          99,844
                                                                                                     ---------
                                                                                                     ($ 15,650)
                                                                                                     =========


                       See notes to financial statements.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Options Written                         April 30, 1998 (Unaudited)

Call Options

Issuer                                                                           Contracts          Value
------                                                                           ---------        ---------
U.S. Treasury Notes, 5.50%, 2/15/2008, April '99 @ 101.75
   (Premiums received $128,906)...........................................          150           $ 119,850
                                                                                                  ---------
Put Options

Issuer
------
U.S. Treasury Notes, 5.50%, 2/15/2008, April '99 @ $94.15625
   (Premiums received $121,875)...........................................          150             133,650
                                                                                                  ---------
      Total Options Written (premiums received $250,781)..................                        $ 253,500
                                                                                                  =========


                         See notes to financial statements.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                              Cost              Value
                                                                                          ------------       ------------
ASSETS:                       Investments in securities--See Statement of
                                Investments....................................           $318,821,515       $327,575,476
                              Cash.............................................                                 4,403,684
                              Dividends and interest receivable................                                 4,743,008
                              Net unrealized appreciation on forward currency
                                exchange contracts--Note 4(a)...................                                  357,473
                              Receivable for investment securities sold........                                   115,917
                              Receivable for shares of Beneficial Interest
                                subscribed.....................................                                    50,555
                                                                                                             ------------
                                                                                                              337,246,113
                                                                                                             ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   172,139
                              Due to Distributor...............................                                    59,641
                              Payable for investment securities purchased......                                32,481,700
                              Bank loan payable--Note 2.........................                                9,713,000
                              Payable for shares of Beneficial Interest redeemed                                  302,912
                              Outstanding options written, at value
                                (premiums received $250,781)--see statement.....                                  253,500
                              Interest payable--Note 2..........................                                   32,694
                              Accrued expenses.................................                                    80,447
                                                                                                             ------------
                                                                                                               43,096,033
                                                                                                             ------------
NET ASSETS.....................................................................                              $294,150,080
                                                                                                             ============

REPRESENTED BY:               Paid-in capital..................................                              $282,430,312
                              Accumulated undistributed investment income--net..                                  927,372
                              Accumulated net realized gain (loss) on investments                               1,644,518
                              Accumulated net unrealized appreciation (depreciation)
                                on investments, options written and forward
                                currency exchange contracts (including $39,163
                                net unrealized appreciation on on financial
                                futures)--Note 4(b)............................                                 9,147,878
                                                                                                             ------------
NET ASSETS.....................................................................                              $294,150,080
                                                                                                             ============

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized).                               19,264,749

NET ASSET VALUE, offering and redemption price per share.......................                                   $15.27
                                                                                                                  ======


                       See notes to financial statements.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                       Interest...................................                 $10,322,038
                              Cash dividends.............................                   1,084,621
                                                                                          -----------

                                   Total Income..........................                                    $11,406,659


EXPENSES:                     Management fee--Note 3(a)...................                    839,414
                              Shareholder servicing costs--Note 3(b)......                    502,190
                              Interest expense--Note 2....................                     85,546
                              Registration fees..........................                      16,997
                              Prospectus and shareholders' reports.......                      16,086
                              Professional fees..........................                      15,031
                              Custodian fees--Note 3(b)...................                     11,545
                              Trustees' fees and expenses--Note 3(c)......                     10,141
                                                                                          -----------

                                   Total Expenses........................                                      1,496,950
                                                                                                             -----------

INVESTMENT INCOME--NET....................................................                                     9,909,709
                                                                                                             -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:

                                Long transactions (including foreign currency
                                   transactions and options transactions)                 $ 3,851,035
                                Short sale transactions..................                    (115,547)
                              Net realized gain (loss) on financial futures                 2,879,103
                                                                                          -----------
                                   Net Realized Gain (Loss)..............                                      6,614,591


                              Net unrealized appreciation (depreciation)
                                on investments, options written and foreign
                                currency transactions [including ($427,494) net
                                unrealized depreciation on financial futures]                                    563,610
                                                                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                     7,178,201
                                                                                                             -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $17,087,910
                                                                                                             ===========


                         See notes to financial statements.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                       Six Months Ended
                                                                                        April 30, 1998      Year Ended
                                                                                          (Unaudited)     October 31, 1997
                                                                                        ---------------   ----------------
OPERATIONS:

   Investment income--net..................................................               $  9,909,709       $ 20,181,619
   Net realized gain (loss) on investments................................                   6,614,591          3,960,199
   Net unrealized appreciation (depreciation) on investments..............                     563,610          7,230,457
                                                                                          ------------       ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                  17,087,910         31,372,275
                                                                                          ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net..................................................                 (9,542,315)       (19,655,719)
                                                                                          ------------       ------------

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold..........................................                  33,850,756         43,361,960
   Dividends reinvested...................................................                   6,950,515         14,143,094
   Cost of shares redeemed................................................                 (29,714,699)       (88,614,564)
                                                                                          ------------       ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions               11,086,572        (31,109,510)
                                                                                          ------------       ------------
         Total Increase (Decrease) in Net Assets..........................                  18,632,167        (19,392,954)

NET ASSETS:

   Beginning of Period....................................................                 275,517,913        294,910,867
                                                                                          ------------       ------------
   End of Period..........................................................                $294,150,080       $275,517,913
                                                                                          ============       ============

Undistributed investment income--net.......................................               $    927,372       $    559,978
                                                                                          ------------       ------------


CAPITAL SHARE TRANSACTIONS:                                                                    Shares            Shares
                                                                                          ------------       ------------
   Shares sold............................................................                   2,239,534          2,978,218
   Shares issued for dividends reinvested.................................                     459,762            970,962
   Shares redeemed........................................................                  (1,970,471)        (6,118,822)
                                                                                          ------------       ------------
         Net Increase (Decrease) in Shares Outstanding....................                     728,825         (2,169,642)
                                                                                          ============       ============


                       See notes to financial statements.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                             Six Months Ended                    Year Ended October 31,
                                              April 30, 1998     -----------------------------------------------------
PER SHARE DATA:                                 (Unaudited)       1997        1996       1995        1994        1993
                                                  ------         ------      ------     ------      ------      ------
   Net asset value, beginning of period..         $14.86         $14.24      $14.22     $12.95      $15.36      $14.02
                                                  ------         ------      ------     ------      ------      ------
   Investment Operations:
   Investment income--net.................           .53           1.05         .98        .93         .95        1.01
   Net realized and unrealized gain (loss)
      on investments.....................            .39            .59         .02       1.27       (2.04)       1.41
                                                  ------         ------      ------     ------      ------      ------
   Total from Investment Operations......            .92           1.64        1.00       2.20       (1.09)       2.42
                                                  ------         ------      ------     ------      ------      ------
   Distributions:
   Dividends from investment income--net..          (.51)         (1.02)       (.98)      (.93)       (.95)      (1.01)
   Dividends from net realized gain
      on investments....................            --             --          --         --          (.37)       (.07)
                                                  ------         ------      ------     ------      ------      ------
   Total Distributions...................           (.51)         (1.02)       (.98)      (.93)      (1.32)      (1.08)
                                                  ------         ------      ------     ------      ------      ------
   Net asset value, end of period........         $15.27         $14.86      $14.24     $14.22      $12.95      $15.36
                                                  ======         ======      ======     ======      ======      ======
TOTAL INVESTMENT RETURN..................          12.66%(1)      11.94%       7.27%     17.57%(2)   (7.44%)(2)  17.93%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average
      net assets.........................           1.01%(1)       1.03%       1.04%      1.04%        .94%        .84%
   Ratio of interest expense to average
      net assets.........................            .06%(1)        .06%        .02%      --          --          --
   Ratio of net investment income to average
      net assets.........................           7.08%(1)       7.25%       6.89%      6.87%       6.84%       6.83%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.            --            --          --         --           .11%        .24%
   Portfolio Turnover Rate...............         139.14%(3)     347.68%     214.55%    176.59%     161.35%     118.38%
   Net Assets, end of period
      (000's Omitted)....................       $294,150       $275,518    $294,911   $320,345    $322,487    $375,459

----------------
(1) Annualized.
(2) Exclusive of sales load.
(3) Not annualized.

                         See notes to financial statements.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Strategic Income Fund (the "Fund") is a separate diversified series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to maximize current income by investing principally in debt securities of domestic and foreign issuers. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Forerign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (d) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $4,470,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, the carryover expires in fiscal 2003.

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1998 was approximately $2,898,000 with a related weighted average annualized interest rate of 5.95%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $349,756 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $113,507 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $11,545 pursuant to the custody agreement.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   (a) The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures and options transactions, during the period ended April 30, 1998:

                                                                                Purchases             Sales
                                                                              ------------         ------------
   Long transactions....................................................      $449,472,565         $423,861,119
   Short sale transactions..............................................        50,337,500           50,221,953
                                                                              ------------         ------------
         Total..........................................................      $499,810,065         $474,083,072
                                                                              ============         ============

   The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At April 30, 1998, there were no securities sold short outstanding.

   In addition, the following summarizes open forward currency exchange contracts at April 30, 1998:

                                            Foreign
                                           Currency                                                Unrealized
   Forward Currency Exchange Contracts      Amount              Proceeds            Value         Appreciation
   -----------------------------------  ---------------       ------------      ------------      ------------
   Sales:
   ------
      Japanese Yen, expiring 5/18/98     1,155,000,000         $9,076,264        $8,718,791         $357,473
                                                                                                    ========

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

Dreyfus Strategic Income Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   In addition, the following table summarizes the Fund's call/put options written for the period ended April 30, 1998:

                                                                                              Options Terminated
                                                                                       ---------------------------------
                                                                                                                Net
                                                        Number of       Premiums                              Realized
   OPTIONS WRITTEN:                                     Contracts       Received          Cost               Gain/(Loss)
                                                       ----------       ---------      ----------            ----------
   Contracts outstanding October 31, 1997..........       100           $200,000
      Contracts written............................       500            339,844
                                                          ---           --------
                                                          600            539,844
                                                          ---           --------
   Contracts Terminated:
      Closed.......................................       100            200,000        $237,500              ($37,500)
      Expired......................................       200             89,063           --                   89,063
                                                          ---           --------        --------               -------
         Total contracts terminated................       300            289,063        $237,500               $51,563
                                                          ---           --------        ========               =======
   Contracts outstanding April 30, 1998............       300           $250,781
                                                          ===           ========

   The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.

   As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss if the price of the financial instrument increases between those dates. Contracts open at April 30, 1998 are set forth in the Statement of Options Written.

   As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss if the price of the financial instrument decreases between those dates. Contracts open at April 30, 1998 are set forth in the Statement of Options Written.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1998 are set forth in the Statement of Financial Futures.

   (b) At April 30, 1998, accumulated net unrealized appreciation on investments, financial futures, options and forward currency exchange contracts was $9,147,878, consisting of $12,393,086 gross unrealized appreciation and $3,245,208 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Strategic Income Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon BankCenter
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      031SA984